                                                                    EXHIBIT 10.7


                  COLLINS FOODS GROUP PTY LTD ACN 009 937 900
                  COLLINS FOODS INTERNATIONAL PTY LTD ARBN 009 980 250 COLLINS INTERNATIONAL INC
                  COLLINS RESTAURANTS QUEENSLAND PTY LTD ACN 009 988 381 SIZZLER NEW ZEALAND LIMITED
                  SIZZLER SOUTH PACIFIC PTY LTD ARBN 010 713 952
                  SIZZLER SOUTH-EAST ASIA INC
                  SIZZLER RESTAURANTS GROUP PTY LTD ACN 010 102 388 SIZZLER RESTAURANT SERVICES, INC
                  SIZZLER ASIA HOLDINGS INC.
                  COLLINS RESTAURANTS MANAGEMENT PTY LTD ACN 093 912 979

                                (EACH A 'DEBTOR')

                  SIZZLER INTERNATIONAL, INC.
                  SIZZLER INTERNATIONAL MARKS INC.
                  RESTAURANT CONCEPTS OF AUSTRALIA, PTY LTD
                  SIZZLER FRANCHISE DEVELOPMENT, LTD
                  FURNACE CONCEPTS INTERNATIONAL, INC
                  FURNACE CONCEPTS AUSTRALIA CORP. ARBN 070 065 468 RESTAURANT CONCEPTS INTERNATIONAL INC,
                  SIZZLER AUSTRALIA PTY LTD ACN 010 060 876
                  COLLINS PROPERTY DEVELOPMENT PTY LTD ACN 010 539 616 COLLINS FINANCE AND MANAGEMENT PTY LTD ACN 009 996 721 COLLINS FOODS AUSTRALIA PTY LTD ACN 009 914 103

                           (EACH A 'JUNIOR CREDITOR')


                  WESTPAC BANKING CORPORATION ARBN 007 457 141

                               ('SENIOR CREDITOR')


                               SUBORDINATION DEED




                                 MINTER ELLISON
                                     Lawyers
                                Waterfront Place
                                 1 Eagle Street
                                BRISBANE QLD 4000
                                 DX 102 BRISBANE
                            Telephone (07) 3226 6333
                            Facsimile (07) 3229 1066

                                   GB 1090692

                                TABLE OF CONTENTS



1.       INTERPRETATION......................................................................2

2.       CONSIDERATION.......................................................................4

3.       SUBORDINATION.......................................................................5

4.       REPRESENTATIONS AND WARRANTIES......................................................7

5.       PERMITTED PAYMENTS..................................................................7

6.       RESTRICTIONS ON INDEBTEDNESS........................................................8

7.       UNDERTAKINGS........................................................................8

8.       PRESERVATION OF SENIOR CREDITOR'S RIGHTS...........................................10

9.       NO COMPETITION.....................................................................10

10.      OTHER SECURITY.....................................................................10

11.      COSTS AND EXPENSES.................................................................10

12.      SET OFF............................................................................11

13.      ASSIGNMENT.........................................................................11

14.      POWER OF ATTORNEY..................................................................11

15.      CERTIFICATES.......................................................................12

16.      NOTICES............................................................................12

17.      SEVERABILITY.......................................................................13

18.      GOVERNING LAW AND JURISDICTION.....................................................13

19.      AGENT FOR SERVICE OF PROCESS.......................................................13

20.      ATTORNEYS..........................................................................14

21.      NOVATION AND TERMINATION OF EARLIER DEED...........................................14

                               SUBORDINATION DEED

DEED dated August 21, 2000


BETWEEN:          COLLINS FOODS GROUP PTY LTD ACN 009 937 900
                  COLLINS FOODS INTERNATIONAL PTY LTD ARBN 009 980 250
                  COLLINS INTERNATIONAL INC, A COMPANY INCORPORATED IN DELAWARE, UNITED STATES OF AMERICA
                  COLLINS RESTAURANTS QUEENSLAND PTY LTD ACN 009 988 381
                  SIZZLER NEW ZEALAND LIMITED, A COMPANY INCORPORATED IN NEVADA, UNITED STATES OF AMERICA
                  SIZZLER SOUTH PACIFIC PTY LTD ARBN 010 713 952
                  SIZZLER SOUTH-EAST ASIA INC, A COMPANY INCORPORATED IN NEVADA, UNITED STATES OF AMERICA
                  SIZZLER RESTAURANTS GROUP PTY LTD ACN 010 102 388
                  SIZZLER RESTAURANT SERVICES, INC, A COMPANY INCORPORATED IN NEVADA, UNITED STATES OF AMERICA
                  SIZZLER ASIA HOLDINGS, INC, A COMPANY INCORPORATED IN DELAWARE, UNITED STATES OF AMERICA
                  COLLINS RESTAURANTS MANAGEMENT PTY LTD ACN 093 912 979 each of or c/- 16 Edmondstone Street, Newmarket, Brisbane, Queensland, Australia
                                                               (EACH A 'DEBTOR')

AND SIZZLER INTERNATIONAL, INC., A COMPANY INCORPORATED IN DELAWARE, UNITED STATES OF AMERICA
                  SIZZLER INTERNATIONAL MARKS INC., A COMPANY INCORPORATED IN DELAWARE, UNITED STATES OF AMERICA
                  RESTAURANT CONCEPTS OF AUSTRALIA, PTY LTD
                  SIZZLER FRANCHISE DEVELOPMENT, LTD, A COMPANY INCORPORATED IN BERMUDA
                  FURNACE CONCEPTS INTERNATIONAL, INC, A COMPANY INCORPORATED IN NEVADA, UNITED STATES OF AMERICA
                  FURNACE CONCEPTS AUSTRALIA CORP. ARBN 070 065 468
                  RESTAURANT CONCEPTS INTERNATIONAL INC, A COMPANY INCORPORATED IN NEVADA, UNITED STATES OF AMERICA
                  SIZZLER AUSTRALIA PTY LTD ACN 010 060 876
                  COLLINS PROPERTY DEVELOPMENT PTY LTD ACN 010 539 616
                  COLLINS FINANCE AND MANAGEMENT PTY LTD ACN 009 996 721
                  COLLINS FOODS AUSTRALIA PTY LTD ACN 009 914 103

                  each of c/- 16 Edmondstone Street, Newmarket, Brisbane, Queensland, Australia
                                                 (EACH A 'JUNIOR CREDITOR')


AND WESTPAC BANKING CORPORATION ARBN 007 457 141, of 260 Queen Street, Brisbane, Queensland

                                                     ('SENIOR CREDITOR')

RECITAL

The Senior Creditor, each Junior Creditor and each Debtor have agreed that the Subordinated Debt will be subordinated to the Senior Debt on the terms and to the extent provided in this document.

AGREEMENT

1.       INTERPRETATION

1.1      DEFINITIONS

         In this document:

         'ACCESSION DEED' means an Accession Deed substantially in the form of annexure 'A'.

         'AUTHORISED OFFICER' means, in relation to a body corporate, a person for the time being holding or acting in the office of director, chief executive, deputy chief executive or secretary of that body corporate or a person the title of whose office at the body corporate includes the word 'Manager' or the word 'Director' or the like.

         'BUSINESS DAY' means a day on which the Senior Creditor is generally open for business except a Saturday, Sunday or public holiday.

         'CONTROLLER' means an administrator, receiver, receiver and manager, trustee, provisional liquidator, liquidator, inspector, statutory manager or any other person (however described) holding or appointed to an analogous office or acting or purporting to act in an analogous capacity whether pursuant to any statute, the order or authority of any Public Authority, a Security Interest or otherwise.

         'EVENT OF DEFAULT' means any event of default or other event in relation to or under any document or arrangement evidencing the Subordinated Debt or Senior Debt which entitles a Junior Creditor or the Senior Creditor to accelerate the due date for payment or discharge of any liability.

         'GROUP' has the same meaning as in the Negative Pledge.

         'GUARANTEE' means a guarantee, indemnity, letter of credit, letter of comfort or any other obligation whatever called and of whatever nature by which a person is responsible for an obligation or debt of another.

         'JUNIOR CREDITOR' includes the parties specified as such on the first page of this documents and any person who becomes a Junior Creditor under an Accession Deed;

         'NEGATIVE PLEDGE' means the Unlimited Cross Guarantee and Indemnity and Negative Pledge with Financial Ratio Covenants dated on or around the date of this document between the Senior Creditor, Collins Foods Group Pty Ltd and its Subsidiaries and others.

         'POTENTIAL EVENT OF DEFAULT' means any event, thing or circumstance which with the giving of notice or passage of time or both would become an Event of Default.

         'PUBLIC AUTHORITY' means the Crown, any government or minister or any governmental, semi-governmental or judicial entity, department, instrumentality or authority.

         'RESTRUCTURE' means the restructure of the Group as described to Westpac before the date of this Deed. For the purpose of this Deed, the Restructure is complete when:

         (a) Collins Foods Group Pty Ltd ACN 009 937 900 holds all of the issued shares in:

                  -       Sizzler Asia Holdings, Inc;

                  -       Collins Restaurants Queensland Pty Ltd;

                  -       Collins Restaurants Management Pty Ltd; and

                  -       Sizzler Restaurants Group Pty Ltd; and

         (b)      Sizzler Asia Holdings, Inc. holds all of the issued shares in:

                  -       Sizzler Restaurant Services, Inc;

                  -       Sizzler South East Asia, Inc; and

                  -       Sizzler New Zealand, Limited; and

                  not less than 50% of the issued shares in Sizzler Steak Seafood Salad (S) Pte Ltd; and

         (c) all of the issued shares in Collins Food Group Pty Ltd ACN 009 937 900 are held by Restaurants Concepts International, Inc.

         'SECURITY INTEREST' means any mortgage, pledge, lien, charge or other preferential right, trust arrangement, agreement or arrangement of any kind given or created as or by way of security.

         'SENIOR DEBT' means all money, debts and liabilities now or in the future owing or remaining unpaid by any Debtor to the Senior Creditor (whether actually or contingently and whether alone or with any other person) on any account or in any way whatever.

         'SIZZLER INTERNATIONAL' means Sizzler International Inc. a company incorporated in Delaware, United States of America.

         'SUBORDINATED DEBT' means all money, debts and liabilities now or in the future owing or remaining unpaid by any Debtor to any Junior Creditor (whether actually or contingently and whether alone or with any other person) on any account or in any way whatever.

         'SUBSIDIARY' has the same meaning it has in the Negative Pledge.

         'SURETY', in respect of a Debtor, means a person other than the Debtor who at any time has given a Guarantee, alone or jointly or jointly and severally in respect of the Debtor's Senior Debt or Subordinated Debt.

         'WINDING UP' of or in relation to a person includes:

         (a) the dissolution, receivership, administration, liquidation, provisional liquidation or bankruptcy of that person and any form of administration of that person under any law relating to insolvency or bankruptcy; and

         (b) any equivalent or analogous procedure (however described) to which that person may be subject under the law of any jurisdiction.

1.2      CONSTRUCTION

         In this document, headings are for reference only and do not affect its meaning and unless the contrary intention appears:

         (a) the singular includes the plural and vice versa and words importing a gender include other genders;

         (b) other grammatical forms of defined words or expressions have corresponding meanings;

         (c) where there are two or more persons bound or to be bound an agreement or obligation binds those persons severally and any two or more of them jointly;

         (d) a reference to a party to this document includes that party's successors and permitted assigns;

         (e) a reference to a document or agreement, including this document, includes a reference to that document or agreement as novated, altered or replaced from time to time;

         (f) a reference to writing includes any mode of representing or reproducing words in a visible form;

         (g) a reference to any thing includes the whole or any part of that thing and a reference to a group of things or persons includes each thing or person in that group;

         (h) a reference to 'dollar' or '$' is a reference to Australian currency;

         (i) a reference to any legislation or statutory instrument or regulation is to be construed in accordance with the Acts Interpretation Act 1901 (Cth) or the equivalent State legislation, as applicable, as if this document were an Act; and

         (j) words and expressions importing natural persons include partnerships, bodies corporate, associations and Public Authorities.

2.       CONSIDERATION

         Each Junior Creditor and each Debtor acknowledge entering into and incurring obligations and giving rights under this document in consideration of the Senior Creditor continuing to provide financial accommodation to or at the request of any Debtor.

3.       SUBORDINATION

3.1      SUBORDINATION OF DEBT

         Until the Senior Creditor has received payment of the Senior Debt in full:

         (a)      no Debtor will:

                  (i) except as permitted under clause 5, pay or allow payment of the Subordinated Debt owed by it;

                  (ii) permit or assist a Junior Creditor to recover the Subordinated Debt owed by it; or

                  (iii) set off the Subordinated Debt owed by it against any indebtedness to the Junior Creditor to which that Subordinated Debt is owed; and

         (b)      no Junior Creditor will:

                  (i) except as permitted under clause 5, accept payment of the Subordinated Debt owed to it;

                  (ii) demand payment of, sue for or take other action to cause payment or acceleration of payment of the Subordinated Debt owed to it;

                  (iii) take or be a party to any proceeding or action for the purpose of the appointment of a Controller in respect of or the Winding Up of any Debtor (other than a Debtor being wound up in accordance with clause 3.6); or

                  (iv) exercise any right of set off or combination of accounts in respect of any Debtor.

3.2      WINDING UP PROCEEDINGS

         In any proceedings for the Winding Up of a Debtor (other than a Debtor being wound up in accordance with clause 3.6):

         (a) payment of the Debtor's Subordinated Debt is conditional on the Senior Creditor having received payment of the Senior Debt in full;

         (b) until the Senior Creditor has received payment of the Senior Debt in full no Junior Creditor will, except on request from the Senior Creditor, prove for any of its Subordinated Debt and will on proving immediately send a copy of its notice of proof to the Senior Creditor; and

         (c) until the Senior Creditor has received payment of the Senior Debt in full, each Junior Creditor will on request from the Senior Creditor prove for the whole of its Subordinated Debt and will on proving send a copy of its notice of proof to the Senior Creditor.

3.3      PROCEEDS

         If, before the Senior Creditor has received payment of the Senior Debt in full, a Junior Creditor receives any payment or recovers any amount in respect of the Subordinated Debt owed to it which is not permitted under clause 5 ('RECEIPT'):

         (a) the Junior Creditor will pay an amount equal to the Receipt to the Senior Creditor to be applied in reduction of the Senior Debt; and

         (b) to the extent that this does not create any Security Interest which would:

                  (i)      breach any law or directive of any Public Authority;
                           or

                  (ii) require registration in order not to be void or voidable in full or against certain parties,

         the Receipt will be held for and on behalf of the Senior Creditor by the Junior Creditor and will be paid by the Junior Creditor in accordance with clause 3.3(a).

3.4      NON-RETAINABLE RECEIPT

         If any payment received by the Senior Creditor in respect of the Senior Debt is subsequently avoided or repaid or conceded to be or compromised as being void, voidable or repayable under any law relating to insolvency or the protection of creditors or to any other matter or event whatever then despite any release, discharge, acknowledgment or notice of revocation of this document having been given on the basis of any such payment, the payment will be deemed not to have been made and the Senior Creditor's right to receive the full amount of the Senior Debt under this document prior to any payment by any Debtor of the whole or any part of the Subordinated Debt owed by it (other than as permitted under clause 5) will not be prejudiced or affected.

3.5      CONSENT TO CREATION OF SUBORDINATED DEBT

         The Senior Creditor consents to the creation of Subordinated Debt of $1,500,000.00 between Collins Finance and Management Pty Ltd ACN 009 996 721 and Collins Foods Group Pty Ltd ACN 009 937 900.

3.6      WINDING UP FOR THE PURPOSE OF RESTRUCTURE

         If:

         (a) a Junior Creditor or Debtor is being Wound Up as part of the Restructure (whether or not the Restructure is complete for the purpose of this document); and

         (b) the Subordinated Debt owing by or to the Junior Creditor or Debtor as the case may be has been repaid without breaching any provision of this document before any proceedings for the Winding Up commenced; and

         (c) no Event of Default or Potential Event of Default has occurred,

         Westpac will consent to the Winding Up of the Junior Creditor or Debtor as the case may be, and release it from any further obligation under this document.

4.       REPRESENTATIONS AND WARRANTIES

4.1      REPRESENTATIONS AND WARRANTIES OF JUNIOR CREDITORS AND DEBTORS

         Each Junior Creditor and Debtor represents and warrants to the Senior Creditor that:

         (a) it is a corporation and is properly incorporated and validly existing;

         (b) it is empowered to enter into this document and to carry out any transaction or obligation contemplated by this document and all necessary actions have been taken to render this document valid and binding on it and to enable it to carry out any transaction or obligation contemplated by this document;

         (c) the execution and performance of this document by it has not and will not:

                  (i) result in the contravention of a law or a directive of any Public Authority;

                  (ii) result in the creation of a Security Interest on or the crystallisation of a charge over any asset of it; or

                  (iii) conflict with the operation or terms of any document or arrangement which binds it;

         (d) after the Restructure is complete it will not owe or have the benefit of any money, debt or liability now or in the future owing or remaining unpaid by or to a company which is at the date of this document a member of the Sizzler International Inc. group of companies unless that company is described as a Debtor or Junior Creditor (as the case may be) in this document

4.2      RELIANCE BY SENIOR CREDITOR

         Each Junior Creditor and Debtor acknowledges that the Senior Creditor has entered into this document in reliance upon the representations and warranties given in this clause 4.

5.       PERMITTED PAYMENTS

5.1      GENERAL PROVISIONS ABOUT PAYMENT

         So long as:

         (a)      no Senior Debt is due and unpaid;

         (b) no Event of Default or Potential Event of Default has occurred; and

         (c) neither a Debtor nor a Junior Creditor is in breach of the provisions of this document,

         each Debtor may pay, and each Junior Creditor may receive and retain payment of:

         (d) such payments in respect of the Subordinated Debt owed by it or to it (as the case may be) as are permitted under the Negative Pledge or this document; and

         (e) such payments as the Senior Creditor may allow by notice to the relevant Debtor and relevant Junior Creditor.

5.2      SPECIFIC PROVISIONS ABOUT PAYMENT

         Subject to clause 5.1, the following are permitted payments which may be made after the date of this Deed:

         (a) a maximum amount of A$58,000,000.00 to Sizzler International, when the Restructure is complete; and

         (b) an annual payment not exceeding A$3,900,000.00 in any twelve month period commencing 1 May and ending 30 April to Sizzler International for management fees and interest payments on the Subordinated Debt; and

         (c) such other payments as the Senior Creditor may allow from moneys held by Collins Restaurants Management Pty Ltd ACN 093 912 979 in a term deposit account with Westpac to pay accrued interest on Subordinated Debt and management fees to Sizzler International.

6.       RESTRICTIONS ON INDEBTEDNESS

         (a) Each Debtor undertakes that it will not become in any way indebted to any Subsidiary of Sizzler International (other than a Junior Creditor or a Debtor); and

         (b) Sizzler International undertakes that it will not permit any Debtor to become so indebted to any Subsidiary of Sizzler International (other than a Junior Creditor),

         unless each party to this document and the relevant Subsidiary first executes and delivers to the Senior Creditor an Accession Deed under which the relevant Subsidiary agrees to be bound by this Deed as a Junior Creditor. Each Debtor and Junior Creditor irrevocably authorises each Authorised Officer of the Senior Creditor to execute any Accession Deed on its behalf. This authority is given as security for the obligations of the party giving it to the Senior Creditor.

7.       UNDERTAKINGS

7.1      DEBTOR'S UNDERTAKINGS

         Each Debtor undertakes that:

         (a) it will not novate, vary, replace or rescind any agreement or instrument under which the Debtor's obligations in respect of the Subordinated Debt owed by it arise without the written consent of the Senior Creditor (such consent not to be unreasonably withheld);

         (b) it will not permit any Guarantee to be given in respect of the Subordinated Debt owed by it;

         (c) it will not grant or permit to be granted a Security Interest in respect of the Subordinated Debt owed by it;

         (d) it will notify the Senior Creditor immediately if it receives a demand for payment of any part of the Subordinated Debt owed by it; and

         (e) it will promptly provide the Senior Creditor with copies of all documents evidencing the Subordinated Debt owed by it and any amendments, waivers or variations to or in relation to such documents.

7.2      JUNIOR CREDITOR'S UNDERTAKINGS

         Each Junior Creditor undertakes that:

         (a) it will not novate, vary, replace or rescind any agreement or instrument under which a Debtor's obligations in respect of the Subordinated Debt owed to it arise without the written consent of the Senior Creditor (such consent not to be unreasonably withheld);

         (b) it will not assign the Subordinated Debt owed to it or any interest in it without the prior written consent of the Senior Creditor;

         (c) it will not accept the benefit of a Guarantee in respect of the Subordinated Debt owed to it;

         (d) it will not take or permit to exist a Security Interest in respect of the Subordinated Debt owed to it;

         (e) it will not waive payment of or release any Debtor or any of the Debtor's Sureties from an obligation to pay the Subordinated Debt owed to it or cause or permit its right to be paid the Subordinated Debt owed to it to be prejudiced;

         (f) it will exercise any voting power it has as shareholder of any Debtor to ensure that the Debtor does not breach its obligations under this document;

         (g) it will use its best efforts to ensure that no Debtor breaches its obligations under this document;

         (h) it will notify the Senior Creditor of any default in any agreement or instrument under which a Debtor's obligations in respect of the Subordinated Debt owed to it arises;

         (i) it will promptly provide the Senior Creditor with copies of all documents evidencing the Subordinated Debt owed to it and any amendments, waivers or variations to or in relation to such documents; and

         (j) if an Event of Default or Potential Event of Default occurs and the Senior Creditor waives its right to require payment of the Senior Debt, it must also waive any rights which it has arising from the occurrence of that Event of Default or Potential Event of Default or the waiver by the Senior Creditor of its rights, to require payment of the Subordinated Debt owed to it.

7.3      SIZZLER INTERNATIONAL'S UNDERTAKINGS

         Sizzler International undertakes that:

         (a) it will exercise any voting power it has as shareholder of any other Junior Creditor to ensure that the Junior Creditor does not breach its obligations under this document;

         (b) it will use its best efforts to ensure that no other Junior Creditor breaches its obligations under this document.

8.       PRESERVATION OF SENIOR CREDITOR'S RIGHTS

8.1      CONTINUING SUBORDINATION

         The subordination of the Subordinated Debt on the terms of this document constitutes a continuing subordination and will not be affected by the repayment in whole or in part from time to time of the Senior Debt.

8.2      OBLIGATIONS NOT AFFECTED

         The subordination of the Subordinated Debt on the terms of this document and the obligations of each Junior Creditor under this document will not be abrogated, prejudiced or affected by:

         (a) the granting of time or any other indulgence by the Senior Creditor to any Debtor or to any other person;

         (b) the taking, variation, compromise, exchange, renewal, or release of or failure to perfect any rights against any asset of or any rights under any Security Interest in respect of the Senior Debt;

         (c) the unenforceability, impossibility, illegality or invalidity of any obligation of any Debtor to the Senior Creditor in respect of any agreement or instrument under which the Debtor's obligations in respect of the Senior Debt arise; or

         (d) any other dealing, matter or thing which but for this provision could or might operate to affect or discharge the obligations of any Junior Creditor under this document.

9.       NO COMPETITION

         Until the Senior Creditor has received payment of the Senior Debt in full no Junior Creditor will by reason of any payment or performance under this document:

         (a) be subrogated to any right or security which the Senior Creditor may hold in respect of the Senior Debt or be entitled to any right of contribution or indemnity; or

         (b) claim, rank, prove or vote as a creditor of any Debtor or any of the Debtor's Sureties in competition with the Senior Creditor.

10.      OTHER SECURITY

         Each Junior Creditor waives any right it may have of requesting the Senior Creditor to proceed against or enforce any other Security Interest or to claim payment from any person before claiming the benefit of this document.

11.      COSTS AND EXPENSES

         Each Debtor indemnifies the Senior Creditor against and must pay on demand to the Senior Creditor all taxes, registration fees, costs, charges, expenses and liabilities

         (including, but not limited to, all legal costs and disbursements on a full indemnity basis) which the Senior Creditor may be liable to pay in connection with:

         (a) the negotiation, preparation, completion, registration or stamping of this document; and

         (b) the protection, enforcement or exercise or attempted enforcement or exercise of any right, power, authority or remedy conferred on the Senior Creditor under this document, by law or otherwise.

12.      SET OFF

         The Senior Creditor may without any demand or notice, set off and apply any or all indebtedness at any time owing by the Senior Creditor to any Junior Creditor against any debt owing by that Junior Creditor to the Senior Creditor whether or not that indebtedness or that debt is immediately due and payable.

13.      ASSIGNMENT

         The Senior Creditor may at any time assign or otherwise deal with or dispose of all or any of its rights or benefits under this document.

14.      POWER OF ATTORNEY

14.1     GRANT

         Each Junior Creditor for valuable consideration irrevocably appoints the Senior Creditor and each Authorised Officer of the Senior Creditor severally to be the Junior Creditor's attorneys and in the Junior Creditor's name (or in the name of the attorney) and on the Junior Creditor's behalf after the occurrence of an Event of Default or Potential Event of Default:

         (a) to do anything which the Junior Creditor is obliged to do under this document;

         (b)      to do anything which in the opinion of the attorney:

                  (i) is necessary or expedient to give effect to any right, power or remedy conferred on the Senior Creditor; or

                  (ii) it is necessary or expedient that the Junior Creditor do,

                  under this document;

         (c) to sign or enter into (or both) all transactions, documents, agreements and instruments which in the opinion of the attorney it is necessary or expedient that the Junior Creditor sign or enter into under this document; and

         (d) generally to use the Junior Creditor's name in the exercise of all or any of the powers conferred on the Senior Creditor by or under this document, statute, the general law or otherwise,

         and the Junior Creditor undertakes to ratify anything done by an attorney under this power of attorney.

14.2     DELEGATION BY ATTORNEY

         Any attorney may delegate its powers (including the power to delegate) to any person for any period and may revoke any delegation.

14.3     STATEMENT OF PURPOSE

         The power of attorney created under this clause 14 is irrevocable and is granted to secure the performance by each Junior Creditor of the Junior Creditor's obligations under this document.

15.      CERTIFICATES

         A certificate signed by an Authorised Officer of the Senior Creditor about a matter or about a sum payable to the Senior Creditor in connection with this document is admissible in proceedings and is, except where there is manifest error, conclusive evidence of the matters stated.

16.      NOTICES

16.1     WHO MAY SIGN A NOTICE

         Any notice from or demand by the Senior Creditor to or on a Debtor or Junior Creditor may (without limiting any other valid form of execution) be signed by an Authorised Officer of the Senior Creditor or by any solicitor acting for the Senior Creditor, whose signature may be handwritten or printed or otherwise reproduced by mechanical means.

16.2     HOW A NOTICE MAY BE SENT

         In addition to any method of service provided for by statute, a notice or demand by or on behalf of the Senior Creditor is taken to have been given to or made on a Debtor or Junior Creditor if:

         (a) sent by telex or facsimile to the telex or facsimile number of the Debtor or the Junior Creditor last known to the Senior Creditor or, if more than one telex or facsimile number is known to the Senior Creditor, to any such telex or facsimile number;

         (b) left for the Debtor or the Junior Creditor or sent by mail (and by airmail if to an address outside Australia) to the Debtor or the Junior Creditor at:

                  (i) any address of the Debtor or the Junior Creditor set out in this document;

                  (ii) the Debtor or the Junior Creditor's usual abode or place of business last known to the Senior Creditor;

                  (iii) the Debtor or the Junior Creditor's registered office; or

                  (iv) any premises owned or occupied by the Debtor or the Junior Creditor.

16.3     VALIDITY OF NOTICE

         Service under clause 16.2 is valid even if:

         (a) the Winding Up of the relevant Debtor or Junior Creditor has occurred or the Debtor or Junior Creditor is absent from the place at or to which the notice or demand is left, delivered or sent; or

         (b) where the notice or demand is sent by post or otherwise, it is returned unclaimed.

16.4     RECEIPT OF NOTICE

         Any notice or demand is taken to have been received by the relevant Debtor or Junior Creditor:

         (a)      if left or delivered personally, on the same day;

         (b) if sent by post to an address in Australia, on the second Business Day after the date of posting;

         (c) if sent by post to an address outside Australia, on the fourth Business Day after the date of posting;

         (d) if sent by telex, on receipt of the Debtor or the Junior Creditor's answerback code; and

         (e) if sent by facsimile, on production of a transmission report by the sender's facsimile machine indicating that the notice or demand has been sent to the relevant number.

17.      SEVERABILITY

17.1     PREFERRED CONSTRUCTION

         A construction of this document which results in all provisions being enforceable is to be preferred to a construction which does not so result.

17.2     SEVERANCE

         If, despite the application of clause 17.1 a provision of this document is illegal or unenforceable:

         (a) if the provision would not be illegal or unenforceable if a word or words were omitted, that word or those words will be severed; and

         (b)      in any other case, the whole provision will be severed,

         and the remainder of this document will continue to have full force and effect.

18.      GOVERNING LAW AND JURISDICTION

         This document is governed by the law of Queensland and each Debtor and Junior Creditor irrevocably and unconditionally submits to the non-exclusive jurisdiction of the courts of Queensland.

19.      AGENT FOR SERVICE OF PROCESS

         Each Debtor and Junior Creditor having its registered office outside
Queensland:

         (a) irrevocably appoints Collins Restaurants Management Pty Ltd ACN 093 912 979 ('CRM') as its agent for service of process relating to any proceedings before the courts and appellate courts of the State of Queensland in connection with this document;

         (b) agrees that failure by CRM to notify it of the process will not invalidate the proceedings concerned; and

         (c) agrees that nothing shall affect the right to serve process in any other manner permitted by law.

20.      ATTORNEYS

         Each attorney executing this document states that he or she has no notice of the revocation of his or her power of attorney.

21.      NOVATION AND TERMINATION OF EARLIER DEED

         (a) The parties to this document, other than Sizzler Asia Holdings, Inc. ('SAH') and Collins Restaurants Management Pty Ltd ACN 093 912 979 ('CRM') are parties with Collins Properties, Inc to a Subordination Deed dated 24 September 1997 (the 'earlier deed').

         (b)      By signing this document the parties agree:

                  (i) that SAH and CRM and each of the parties to the earlier deed shall assume obligations towards each other and acquire rights against each other as though SAH and CRM were originally named in the earlier deed as a Debtor (as defined in the earlier deed); and

                  (ii) SAH and CRM shall be deemed to be a party to the earlier deed as a Debtor (as defined in the earlier deed).

         (c) To the extent that there is any inconsistency (other than under this clause 21) between the term of this deed and the earlier deed, the earlier deed prevails, subject to clause 21(b) of this deed, until the Restructure is complete. This deed terminates the earlier deed (except in respect of any liability arising under it prior to termination) from the time that the Restructure is complete.

EXECUTED as a deed.


THE COMMON SEAL of COLLINS FOODS             )
GROUP PTY LTD ACN 009 937 900 is affixed     )
in accordance with its constituent documents )
in the presence of                           )


--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name



THE COMMON SEAL of COLLINS FOODS            )
INTERNATIONAL PTY LTD ARBN 009 980 250 is   )
affixed in accordance with its constituent  )
documents in the presence of                )


--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL of COLLINS INTERNATIONAL    )
INC is affixed in accordance with its       )
constituent documents in the presence of    )

--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name



THE COMMON SEAL of COLLINS RESTAURANTS      )
QUEENSLAND PTY LTD ACN 009 988 381 is       )
affixed in accordance with its constituent  )
documents in the presence of                )



--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name

THE COMMON SEAL of SIZZLER NEW ZEALAND      )
LIMITED is affixed in accordance with its   )
constituent documents in the presence of    )


--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name



THE COMMON SEAL of SIZZLER SOUTH PACIFIC    )
PTY LTD ARBN 010 713 952 is affixed in      )
accordance with its constituent documents   )
in the presence of                          )



--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name



THE COMMON SEAL of SIZZLER SOUTH-EAST ASIA  )
INC is affixed in accordance with its       )
constituent documents in the presence of    )



--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name

THE COMMON SEAL of SIZZLER RESTAURANTS      )
GROUP PTY LTD ACN 010 102 388 is affixed    )
in accordance with its constituent          )
documents in the presence of                )

--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name

THE COMMON SEAL of SIZZLER RESTAURANT       )
SERVICES, INC is affixed in accordance with )
its constituent documents in the presence   )
of



--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name



THE COMMON SEAL OF SIZZLER ASIA HOLDINGS,  )
INC is affixed in accordance with its      )
constituent documents in the presence of   )

--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL OF COLLINS RESTAURANTS      )
MANAGEMENT PTY LTD ACN 093 912 979 is       )
affixed in accordance with its              )
constituent documents in the presence of    )


--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL of SIZZLER INTERNATIONAL,   )
INC. is affixed in accordance with its      )
constituent documents in the presence of    )

--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name

THE COMMON SEAL of SIZZLER INTERNATIONAL    )
MARKS INC is affixed in accordance          )
with its constituent documents in the       )
presence of                                 )

--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name



THE COMMON SEAL of RESTAURANT CONCEPTS OF   )
AUSTRALIA, PTY LTD is affixed in accordance )
with its constituent documents in the       )
presence of                                 )



--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL of SIZZLER FRANCHISE        )
DEVELOPMENT, LTD is affixed in accordance   )
with its constituent documents in the       )
presence of                                 )



--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL of FURNACE CONCEPTS         )
INTERNATIONAL, INC is affixed in accordance )
with its constituent documents in the       )
presence of                                 )


--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name

THE COMMON SEAL of FURNACE CONCEPTS         )
AUSTRALIA CORP  ARBN 070 065 468 is affixed )
in accordance with its constituent          )
documents in the presence of                )

--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL of RESTAURANT CONCEPTS      )
INTERNATIONAL INC is affixed in accordance  )
with its constituent documents in the       )
presence of                                 )

--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL of SIZZLER AUSTRALIA PTY    )
LTD ACN 010 060 876 is affixed in           )
accordance with its constituent documents   )
in the presence of                          )



--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name

THE COMMON SEAL of COLLINS PROPERTY         )
DEVELOPMENT PTY LTD ACN 010 539 616 is      )
affixed in accordance with its constituent  )
documents in the presence of                )



--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL of COLLINS FINANCE AND      )
MANAGEMENT PTY LTD ACN 009 996 721 is       )
affixed in accordance with its constituent  )
documents in the presence of                )


--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name


THE COMMON SEAL of COLLINS FOODS AUSTRALIA )
PTY LTD ACN 009 914 103 is affixed in      )
accordance with its constituent documents  )
in the presence of                         )

--------------------------------------------  ----------------------------------
Authorised Officer/Director                   Authorised Officer/Director



--------------------------------------------  ----------------------------------
Please Print Full Name                        Please Print Full Name

SIGNED for and on behalf of WESTPAC BANKING  ) Westpac Banking Corporation by
CORPORATION ARBN 007 457 141 by its duly     ) its duly constituted Attorney:
constituted Attorney                         )
                                             )
who certifies that he/she has no notice of   )..................................
revocation of the powers granted pursuant    )
to  Power of Attorney No.                    )
in the presence of                           )




 ............................................
A Justice of the Peace

                                  ANNEXURE 'A'


                                 ACCESSION DEED



DEED dated                                                                  2000



BETWEEN                   [NAME] Incorporated in [#] of [#] (the 'New Junior
                          Creditor')


AND WESTPAC BANKING CORPORATION ARBN 007 457 141 of 260 Queen Street, Brisbane ('Senior Creditor') for itself and on behalf of all other parties to the Subordination Deed



RECITAL

A.       The Senior Creditor, Sizzler International, Inc and others entered into
         a Subordination Deed dated          2000 ('Subordination Deed').

B. The New Junior Creditor proposes to become a Junior Creditor under the Subordination Deed.



AGREEMENT

1.       INTERPRETATION

1.1      Definitions

         Expressions defined in the Subordination Deed have the same meaning in this document.

1.2      Construction

         Clause 1.2 of the Subordination Deed applies to this document as if stated in it.

2.       Novation

         With effect from the date of this document:

         (d) the New Junior Creditor and each of the parties to the Subordination Deed shall assume obligations towards each other and acquire rights against each other as though the New Junior Creditor were originally named in the Subordination Deed as a Junior Creditor; and

         (e) the New Junior Creditor shall be deemed a party to the Subordination Deed as a Junior Creditor.

3.       Notices

         For the purposes of the Subordination Deed, the address for correspondence of the New Junior Creditor is the address set out in the Schedule.

4.       Counterparts

         This document may be executed in any number of counterparts. All of such counterparts taken together shall be deemed to constitute the one instrument.

5.       Governing Law and Jurisdiction

         This document is governed by the law of Queensland and each party to it irrevocably and unconditionally submits to the non-exclusive jurisdiction of the Courts of Queensland.

6.       Agent for Service of Process

         Each of the Debtors, Junior Creditors and New Junior Creditor having its registered office outside Queensland:

         (f) irrevocably appoints Collins Restaurants Management Pty Ltd ACN 093 912 979 ('CRM') as its agent for service of process relating to any proceedings before the courts and appellate courts of the State of Queensland in connection with this document;

         (g) agrees that failure by CRM to notify it of the process will not invalidate the proceedings concerned; and

         (h) agrees that nothing shall affect the right to serve process in any other manner permitted by law.

7.       Attorneys

         Each attorney executing this document states that he or she has no notice of the revocation of his or her power of attorney.

                                    SCHEDULE


                        [ADDRESS OF NEW JUNIOR CREDITOR]

EXECUTED as a deed.



NEW JUNIOR CREDITOR:




SIGNED SEALED and DELIVERED for and on      )
behalf of [#] by its attorney in the        )
presence of                                 )


--------------------------------------------  ----------------------------------
Signature of witness                          Attorney

--------------------------------------------
Name of witness (print)



OTHER PARTIES:



SIGNED SEALED and DELIVERED for and on      )
behalf of WESTPAC BANKING CORPORATION for   )
itself and on behalf of the other parties   )
to the Subordination Deed by                )

 its duly constituted attorney in the
presence of:



--------------------------------------------  ----------------------------------
Signature of witness                          Attorney

--------------------------------------------
Name of witness (print)